Exhibit 10.19

EIGHTH AMENDMENT TO AGREEMENT

This is the eighth amendment to the Research Collaboration and License Agreement between MERCK & CO. INC., a corporation organized and existing under the laws of New Jersey (“MERCK”) and ARRIS PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware, now known as Axys Pharmaceuticals, Inc, (“Axys”) made as of November 6, 1996 (the “Agreement”). The purpose of this eighth amendment is to extend the Research Program Term through February 5, 2003,

1.                                       In accordance with the provisions of Section 2.8 and Section 5.2 (d) of the Agreement and subject to MERCK’s right to terminate the Research Program and the Agreement in accordance with Section 8.2, the parties agree that the Research Program Term is extended through February 5, 2003, and the parties agree that [***] FTE’s will be required during the period [***], payable pro-rata at an annual rate of [***] per FTE.

2.                                       Attachment 2.1 setting forth the Research Program is hereby amended to include the revised Work Plan set forth in the attachment to this Eighth Amendment. The parties agree that the [***] FTE’s provided for in this Amendment will be required to complete the Work Plan by February 2, 2003.

3.                                       Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement. The Agreement, together with the first amendment dated February 9, 1998, the second amendment dated November 5, 1998, the third amendment dated November 18, 1999, the fourth amendment dated March 3, 2000, the fifth amendment dated November 10, 2000, the sixth amendment dated January 5, 2001, the seventh amendment dated November 3, 2001 and this eighth amendment contain the entire understanding of the parties with respect to their subject matter. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of the Agreement as amended by the first, second, third, fourth, fifth, sixth, seventh and eighth amendments. All other terms and conditions of the Agreement, as amended, continue in full force and effect. The Agreement and its amendments may be amended, or any term thereof modified, only by a written instrument duly executed by both parties hereto.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date of the last party to sign below.

MERCK & CO., INC,		AXYS PHARMACEUTICALS, INC.

BY:	/s/ Kathleen Metters	BY:	[illegible signature]
TITLE:	Vice President	TITLE:	General Manager
DATE:	Nov. 8, 2002	DATE:	11/20/02

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

ATTACHMENT 2.1

RESEARCH PROGRAM

Axys and Merck shall use commercially reasonable efforts to complete the work outlined below by February 5, 2003, which work was initiated during [***].

1.	[***]

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2.	[***]

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3.	[***]

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4.	[***]

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5.	[***]

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6.	[***]

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7.	[***]

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8.	[***]

a.	[***]

b.	[***]

c.	[***]

d.	[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Attachment 2.1

Research Program

APPENDIX A

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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Attachment 2.1

Research Program

APPENDIX B

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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Attachment 2.1

Research Program

APPENDIX C

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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Attachment 2.1

Research Program

APPENDIX D

[***]

[***] indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

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